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                                                                   Exhibit 10.14

  FORM OF ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF EQUITY PLEDGE AGREEMENT

[VIE Operating Affiliate], a limited liability company (registered address:
[o])(hereinafter, "PARTICIPATED PLEDGOR") and [Local Advertising Company] (registered address: [o]) (hereinafter, "PARTICIPATED TARGET COMPANY") hereby agree to participate in Equity Pledge Agreement dated on March 28, 2005 between FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD. (hereinafter"FOCUS MEDIA TECHNOLOGY"), FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO, LTD(hereinafter"FOCUS MEDIA DIGITAL"), SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "EQUITY PLEDGE AGREEMENT") as an independent contract party. Participated Pledgors and Participated Target Companies pledge the equity of the Participated Target Companies which constitute [o]% of the registered capital of the Participated Target Companies to Focus Media Technology as the date of the Acknowledgement Letter to secure the following contractual obligations:

1.   Contractual Obligation for the Participated Pledgeor:

(a) Contractual Obligation under the Call Option Agreement among Focus Media Technology and other relevant parties dated March 28 2005 participated by the Pledgor pursuant to the Acknowledge Letter dated [o];

(b) Contractual Obligation under the Shareholder's Voting Rights Proxy Agreement among Focus Media Technology and other relevant parties dated March 28 2005 participated by the Pledgor pursuant to the Acknowledge Letter dated [o];

2.   Contractual Obligation for the Participated Target Company:

(a) Contractual Obligation under the Call Option Agreement participated by the Target Company pursuant to the Acknowledge Letter dated [o];

(b) Contractual Obligation under the Shareholder's Voting Rights Proxy Agreement participated by the Target Company pursuant to the Acknowledge Letter dated [o];


This Acknowledgement Letter once executed by the Participated Pledgors and Participated Target Company, Participated Pledgors and Participated Target Companies shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Equity Pledge Agreement, agree to perform the obligations of Pledgors and Target Company stipulated in the Equity Pledge Agreement, and admit the rights and obligations of Parties under the Equity Pledge Agreement.
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[VIE OPERATING AFFILIATE]
(Company chop)

Signature by:
             ---------------------
Name:
Date:


[Local Advertising Company]
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:


FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO.,
LTD.
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:


FOCUS MEDIA DIGITAL INFORMATION
TECHNOLOGY (SHANGHAI) CO, LTD
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:

The following companies have signed up to an Acknowledgement Letter of this form to participate in the Equity Pledge Agreement, dated March 28, 2005, between Focus Media Technology (Shanghai) Co., Ltd., Focus Media Digital Information Technology (Shanghai) Co., Ltd., Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties: Fuzhou Fukesi Advertisement Co., Ltd., Hefei Fukesi Advertisement Co., Ltd., Shenyang Focus Media Advertisement Co., Ltd., Shenzhen Bianjie Building Advertisement Co., Ltd., Shanghai New Focus Media Advertisement Co., Ltd., Shanghai New Focus Media Advertising Agency Co., Ltd., Shanghai Target Media Co., Ltd., Dongguan Focus Media Advertisement Co., Ltd., Fuzhou Fukesi Advertising Co., Ltd., Hefei Fukesi Advertising Co., Ltd., Shanghai On-Target Advertisement Co., Ltd., Shanghai Jiefang Focus Media Advertisement Co., Ltd., Shanghai Perfect Media Advertising Agency Co., Ltd., and Shenzhen E-Time Commercial Consulting Co., Ltd.